Exhibit 10.15

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is made this 3rd day of April 2006 by and between Tengion, Inc. (referred to as “Debtor”) and Oxford Finance Corporation (“Secured Party”) with respect to the following facts:

RECITALS

A. Debtor and Secured Party have entered into that certain Master Security Agreement No. 5081099 dated as of July 20, 2005, (together with all agreements entered into in connection therewith (the “MSA”).

B. Debtor and Secured Party wish to amend the MSA to address certain issues relating thereto, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party agree that the MSA is hereby amended as follows with immediate effect:

1. Primary Account and Wire Transfer Instructions. Debtor maintains its Primary Account (the “Primary Operating Account”) and the Wire Transfer Instructions for the Primary Operating Account are as follows:

Commerce Bank Pennsylvania, N.A.

100 East Dekalb Pike

King of Prussia, PA 19406

ABA No.: *********

Account No.: *********

Account Name: Tengion, Inc.

2. Except as expressly amended as set forth above, all of the terms of the MSA remain in full force and effect and unmodified.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives the date first set forth above.

Debtor: Tengion, Inc.		Secured Party: Oxford Finance Corporation

By:	/s/ Gary Sender	By:	/s/ Michael J. Altenburger
	Gary Sender		Michael J. Altenburger
Title:	CFO	Title:	Chief Financial Officer